BLACKROCK FUNDSSM

BlackRock Global Opportunities Portfolio
BlackRock International Opportunities Portfolio
BlackRock U.S. Opportunities Portfolio
(each, a “Fund” and together, the “Funds”)

Supplement Dated September 17, 2009 to the
Prospectuses Dated January 28, 2009

The section of the prospectuses entitled “Details About the Funds — How Each Fund Invests — Other Strategies” is amended by the addition of the following:

  Real Estate Investment Trusts (REITs) (Global Opportunities, International Opportunities, U.S. Opportunities) — Each Fund may invest in REITs. REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended.
The section of the prospectuses entitled “Details About the Funds — Investment Risks” is amended by the addition of the following to the list of other risks associated with the Funds’ investments and investment strategies:

REIT Investment Risk (Global Opportunities, International Opportunities, U.S. Opportunities) — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

 This Supplement should be retained with your Prospectus for future reference.

Code #PRO-OPP-INV-0909-SUP